UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 15, 2005
(Date of report; date of
earliest event reported)

COMMISSION FILE NUMBER: 333-120252

CAPITAL AUTO RECEIVABLES, INC.
CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-SN1
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	38-3082892 20-2702435 (I.R.S. Employer Identification No.)

C/O GENERAL MOTORS ACCEPTANCE CORPORATION
200 RENAISSANCE CENTER
P.O. BOX 200 DETROIT, MICHIGAN
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The principal paydown distributed on December 15, 2005 from the November Servicer’s Certificate, has been restated, resulting in an increase to the Class A-2a ending note balance of $11,564,073.24 and a decrease to the Class A-2b and Class A-2c ending note balances of $8,786,559.11 and $2,777,514.13 respectively from the Current Report on Form 8-K filed December 21, 2005. A copy of the Restated Servicer’s Certificate is included as Exhibit 20 to this Current Report on Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DOCUMENT DESCRIPTION

20	Restated Monthly Servicing Report for the November 2005 Collection Period

2

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-SN1
		By:	GENERAL MOTORS ACCEPTANCE CORPORATION (Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust.)
Date:	January 9, 2006		/s/ Jerome B. Van Orman, Jr.
Jerome B. Van Orman, Jr.,
Group Vice President — Finance and Chief Financial Officer of GMAC North American Operations

EXHIBIT INDEX

Exhibit No.	Description

20	Restated Monthly Servicing Report for the November 2005 Collection Period